Exhibit 10.8

NEW ASIA PARTNERS CHINA I CORPORATION

____________, 2008

New Asia Partners Limited
1401-02 China Insurance Building
166 Lu Jia Zui Dong Lu
Pudong, Shanghai, 200120, China

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of New Asia Partners China I Corporation (“Company”) and continuing until the consummation by the Company of a “Business Combination” (as described in the Company’s IPO prospectus) or its liquidation, New Asia Partners Limited shall make available to the Company certain general and administrative services including office space, utilities and secretarial support, as may be required by the Company from time to time, situated at 1401-02 China Insurance Building, 166 Lu Jia Zui Dong Lu, Pudong, Shanghai, 200120, China (or any successor location). In exchange therefor, the Company shall pay New Asia Partners Limited the sum of $7,500 per month on the Effective Date and continuing monthly thereafter.

Very truly yours,

NEW ASIA PARTNERS CHINA I CORPORATION

By:
Name:
Title:

AGREED TO AND ACCEPTED BY:

NEW ASIA PARTNERS LIMITED

By:
Name:
Title: